UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2006

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Section 8 – Other Events.

Item 8.01. Other Events.

Amylin Pharmaceuticals, Inc. (“Amylin”) filed its Form 10-K for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission (the “SEC”) on March 7, 2006.  The Form 10-K incorporates by reference certain information from its definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, which Amylin intends to file within 120 days of the end of fiscal 2005 in accordance with applicable SEC rules and regulations.  Exhibit 99.1, which is incorporated herein by reference, includes certain information that Amylin intends to provide in its Proxy Statement for the 2006 Annual Meeting of Stockholders that will be incorporated by reference in its Form 10-K for fiscal 2005 upon its filing with the SEC.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(D)                               Exhibits.

Number	Description

99.1	Information for Part III of Form 10-K for the fiscal year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: March 27, 2006	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Vice President, Legal, General Counsel, Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

99.1                           Information for Part III of Form 10-K for the fiscal year ended December 31, 2005.